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                                                                   EXHIBIT 10.21

                         SUNRISE ASSISTED LIVING, INC.
                 1996 DIRECTORS' STOCK OPTION PLAN, AS AMENDED

      1.         NAME AND PURPOSE.

                 1.1 This plan is the SUNRISE ASSISTED LIVING, INC. 1996 DIRECTORS' STOCK OPTION PLAN (the "Plan").

                 1.2 The purposes of the Plan are to enhance the Company's ability to attract and retain highly qualified individuals to serve as members of the Company's Board of Directors and to provide additional incentives to Directors to promote the success of the Company. The Plan provides Directors of the Company an opportunity to purchase shares of the Stock of the Company pursuant to Options. Options granted under the Plan shall not constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                 1.3 This Plan is intended to constitute a "formula plan" and the Directors are intended to be "disinterested administrators" of Other Plans for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2.      DEFINITIONS.

                 For purposes of interpreting the Plan and related documents (including Stock Option Agreements), the following definitions shall apply:

                 2.1 "Additional Option" means any Option other than an Initial Option.

                 2.2      "Board" means the Board of Directors of the Company.

                 2.3 "Commencement of Service" means the date of election of the Director to his or her first term as a Director.

                 2.4 "Company" means Sunrise Assisted Living, Inc., a Delaware corporation.

                 2.5 "Director" means a member of the Company's Board who is not an officer or employee of the Company or any of its subsidiaries and was not serving as a Series A Director (as defined in that certain Stockholders' Agreement dated as of January 4, 1995) on the Effective Date.

                 2.6 "Effective Date" means the date the Plan was adopted by the Board.

                 2.7 "Exercise Price" means the Option Price multiplied by the number of shares of Stock purchased pursuant to exercise of an Option.

                 2.8 "Expiration Date" means the tenth anniversary of the Grant Date, or, if earlier, the termination of the Option pursuant to Section 4.2(c).

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                 2.9      "Fair Market Value" means the value of each share of
Stock subject to this Plan determined as follows: If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, the Fair Market Value of the Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or other determination date (or, if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

                 2.10 "Grant Date" means the date on which an Option takes effect pursuant to Section 7 of this Plan.

                 2.11 "Initial Option" means an Option received by each Director as of the Director's Commencement of Service.

                 2.12 "Option" means any option to purchase one or more shares of Stock pursuant to this Plan including both Initial Options and Additional Options.

                 2.13 "Optionee" means a person who holds an Option under this Plan.

                 2.14 "Option Period" means the period during which Options may be exercised as defined in Section 9.

                 2.15 "Option Price" means the purchase price for each share of Stock subject to an Option.

                 2.16 "Other Plan" means the Sunrise Assisted Living, Inc. 1995 Stock Option Plan and any other stock option plan adopted by the Company or any of its subsidiaries other than the Plan.

                 2.17 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

                 2.18 "Stock" means the Common Stock, par value $.01 per share, of the Company.

                 2.19 "Stock Option Agreement" means the written agreement evidencing the grant of an Option hereunder.





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         3.      ADMINISTRATION OF THE PLAN.

                 The Plan shall be administered by the Board. The Board's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options provided herein, to maintain appropriate records and reports regarding those Options, and to take all acts authorized by this Plan.

         4.      STOCK SUBJECT TO THE PLAN.

                 4.1 Subject to adjustments made pursuant to Section 4.2, the maximum number of shares of Stock which may be issued pursuant to the Plan shall not exceed 100,000. If any Option expires, terminates or is canceled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall be available for future Options granted under the Plan.

                 4.2      (a)     If the outstanding shares of Stock are
increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                          (b)     Subject to Subsection (c) hereof, if the
Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

                          (c)     Upon the dissolution or liquidation of the
Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person





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or entity owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan, the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan (if applicable) and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and Options, each individual holding an Option shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option to the extent that such Option was otherwise exercisable at the time such termination occurs. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

                          (d)     Adjustments under this Section 4.2 related to
stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                          (e)     The grant of an Option pursuant to the Plan
shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         5.      ELIGIBILITY.

                 Eligibility under this Plan is limited to Directors of the Company.

         6.      THE OPTION PRICE.

                 The Option Price of the Stock covered by each Option granted under this Plan shall be the greater of the Fair Market Value or the par value of such Stock on the Grant Date. The Option Price shall be subject to adjustment as provided in Section 4.2 hereof.

         7.      NUMBER OF SHARES AND GRANT DATES.

                 Each Director whose Commencement of Service is after the Effective Date and before termination of the Plan shall be granted an Initial Option, as of the date of the Director's Commencement of Service, to purchase 10,000 shares of Stock. An Additional





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Option to purchase 5,000 shares of Stock shall be granted immediately after each subsequent annual meeting of the Company's stockholders (commencing with the 1997 annual meeting) occurring before the Plan terminates to each Director who is then serving on the Board. Notwithstanding the foregoing, no Director shall be eligible to receive an Additional Option grant if on the Grant Date such individual also is an officer or employee of the Company or any of its subsidiaries.

         8.      VESTING OF OPTIONS.

                 Subject to the provisions of Section 9, the Initial and Additional Options shall be vested upon the respective Grant Date (but shall not be exercisable before approval of the Plan by stockholders).

         9.      OPTION PERIOD.

                 An Option shall be exercisable only during the Option Period. The Option Period shall commence six months after the later of (i) the Grant Date or (ii) the date on which the Plan is approved by the stockholders of the Company (or, if a six-month delay on the sale of stock acquired pursuant to the exercise of an Option is no longer necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, upon the later of such dates), and shall end at the close of business on the Expiration Date. Termination of the Optionee's status as a Director for any reason shall not cause an Option to terminate.

         10.     TIMING AND METHOD OF EXERCISE.

                 Subject to the limitations of Sections 8 and 9, an Optionee may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Company written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Secretary of the Company at its principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Secretary of the Company. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares, in the form of any one or combination of the following: cash or cash equivalents, or shares of Stock valued at Fair Market Value in accordance with the Plan. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under an Other Plan are surrendered in payment of the Exercise Price of Options, the Stock surrendered in payment must have been (i) held by the Optionee for more than six months at the time of surrender, or (ii) acquired under an Option granted not less than six months prior to the time of surrender. However, payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price.





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         11.     NO STOCKHOLDER RIGHTS UNDER OPTION.

                 No Optionee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares shall have been issued upon the exercise of the Option.

         12.     CONTINUATION OF SERVICE.

                 Nothing in the Plan shall confer upon any person any right to continue to serve as a Director.

         13.     STOCK OPTION AGREEMENT.

                 Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement notifying the Optionee of the grant and incorporating the terms of this Plan. The Stock Option Agreement shall be executed by the Company and the Optionee.

         14.     WITHHOLDING.

                 The Company shall have the right to withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities, and other laws, the Optionee may satisfy a tax withholding requirement by directing the Company to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 14.

         15.     NON-TRANSFERABILITY OF OPTIONS.

                 Each Option granted pursuant to this Plan shall, during Optionee's lifetime, be exercisable only by Optionee, and neither the Option nor any right thereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, as amended and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

         16.     USE OF PROCEEDS.

                 Cash proceeds realized from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.





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         17.     ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN.

                 17.1 The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of its adoption by the Board by the affirmative votes of the holders of a majority of the Stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable laws of the state of Delaware, or by consent as permitted by law, provided, that upon approval of the Plan by the stockholders of the Company, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders had approved the Plan on the Effective Date.

                 17.2 Subject to the limitation of Section 17.4, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, to the extent required under Rule 16b-3 under the Exchange Act as in effect at the time of such amendment, the Board shall not amend the Plan in the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

                          (a)     To materially increase the benefits accruing
to participants under the Plan (for example, to increase the number of Options that may be granted to any Director);

                          (b)     To materially increase the maximum number of
shares of Stock that may be issued under the Plan; or

                          (c)     To materially modify the requirements as to
eligibility for participation in the Plan.

                 17.3 No Option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Optionee's consent, alter or impair any rights or obligations under any Stock Option Agreement previously entered into under the Plan. This Plan shall terminate ten years after the Effective Date unless previously terminated pursuant to Section 4.2 or by the Board pursuant to this
Section 17.

                 17.4 Notwithstanding the provisions of Section 17.2, except to the extent permissible under Rule 16b-3 under the Exchange Act, the formula provisions of this Plan shall not be amended more than once in any six-month period other than to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder.

         18.     REQUIREMENTS OF LAW.

                 18.1 The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or





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regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the 1933 Act, upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to the Board that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                 18.2 The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

         19.     GOVERNING LAW.

                 The validity, interpretation and effect of this Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Delaware, other than the choice of law rules thereof.

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